SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report:                               APRIL 11, 2001
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Date of earliest event reported:              APRIL 11, 2001
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                         DIAMOND OFFSHORE DRILLING, INC.
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               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                         1-13926                76-0321760
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(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
     of Incorporation)                                       Identification No.)


15415 KATY FREEWAY, HOUSTON, TEXAS                                  77094
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code         (281) 492-5300
                                                    ----------------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



HO1:\227356\01\4VFG01!.DOC\41411.0003

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On April 11, 2001, Diamond Offshore Drilling, Inc., a Delaware corporation (the "Company"), issued a press release announcing that the Company had closed a private placement of $460 million aggregate principal amount of its 1-1/2% Convertible Senior Debentures due 2031.

         Filed herewith is such press release.















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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c)       Exhibits.

       Exhibit number          Description
       --------------          -----------

           99.1                Press release of April 11, 2001

















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DIAMOND OFFSHORE DRILLING, INC.

                                        By: /s/ William C. Long
                                            ------------------------------------
                                            William C. Long
                                             Vice President, General Counsel and
                                               Secretary

Dated:  April 11, 2001
















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                                  EXHIBIT INDEX


       Exhibit number          Description
       --------------          -----------

           99.1                Press release of April 11, 2001















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